Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Private Bancorp of America, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s best knowledge and belief:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2026	By:	/s/ Richard L. Sowers
Richard L. Sowers
President and Chief Executive Officer

Date: November 12, 2026	By:	/s/ Cory Stewart
Cory Stewart
Executive Vice President and Chief Financial Officer